UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2008

SHUFFLE MASTER, INC.
(Exact name of Registrant as specified in its charter)

Minnesota	0-20820	41-1448495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1106 Palms Airport Drive, Las Vegas, Nevada	89119-3720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On November 11, 2008, the Board of Directors of Shuffle Master, Inc. (NASDAQ Global Select Market: SHFL) (the "Company") approved a form of Indemnification Agreement and authorized the Company to enter into Indemnification Agreements with each of its directors and officers.  Under the Indemnification Agreements, the Company agrees to indemnify each director and officer for any liability he or she may incur in a proceeding arising out of the director's or officer's performance of his or her duties or obligations to the Company or any of its subsidiaries, to the maximum extent permitted by law.  The Indemnification Agreements also provide that the Company will advance, if requested by such director or officer, any and all expenses incurred in connection with any such proceeding, subject to reimbursement by such director or officer should a final judicial determination be made that indemnification is not available under applicable law.

The foregoing description of the Indemnification Agreements is a general description only and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached as Exhibit 10.26 to this Current Report and incorporated herein by this reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)  On November 11, 2008, the Board of Directors of the Company approved amended and restated bylaws (the "Amended Bylaws") of the Company, to be effective immediately.  The Amended Bylaws were adopted to revise certain provisions in light of state law, recent case law and developments in corporate governance practice.  Specifically, the substantive changes included in the Amended Bylaws are as follows:

▪	Specifying that all meetings of shareholders shall be held at such time and place, either within or without the State of Minnesota, as shall be designated from time to time by the Board of Directors;

▪	Permitting remote communication for shareholders' meetings as is contemplated by the Minnesota Business Corporation Act (the "MBCA");

▪
Providing that the Board of Directors may designate the date and time of the annual meeting, rather than requiring that the annual meeting be held within 150 days of the close of the Company's fiscal year;

▪
Clarifying, consistent with the MBCA, that 25% or more of the voting power of all shares entitled to vote is required in order to call a special meeting that is for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the Board of Directors for that purpose;

▪
Requiring that a shareholder generally must give the Company not less than 90 days nor more than 120 days notice prior to the anniversary date of the previous year's meeting of such shareholder's intent to nominate candidates for election as directors or to propose other business at an annual meeting;

▪
Providing that any shareholder advance notice of business must contain certain information identified in the Amended Bylaws, including: (i) a description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and record address of such shareholder; (iii) certain information regarding the shareholdings (including derivatives and similar securities) of such shareholder in the Company; (iv) a description of all agreements between such shareholder and any other person in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business; (v) a representation that the shareholder intends to appear at the annual meeting to bring such business before the meeting; (vi) and any other information required to be disclosed by the shareholder pursuant to the Securities Exchange Act of 1934. If such advance notice relates to the nomination of a person for election to the Board of Directors, such notice must also contain (w) information regarding the nominee; (x) information regarding the shareholdings of such nominee in the Company, (y) any other information such nominee may be required to be disclosed by the nominee pursuant to the Securities Exchange Act of 1934; and (z) consent of each proposed nominee to being named as a nominee and to serve as director if elected;

▪	Clarifying that the chairman of a shareholders' meeting has the ability to adjourn the meeting;

▪
Clarifying, consistent with the MBCA, that elections of directors is by a plurality of the voting power of the shares present and entitled to vote at a meeting, rather than stating that all questions are decided by a majority vote;

▪	Eliminating the requirement that shareholders' meetings and Board of Directors' meetings be conducted in accordance with Robert's Rules of Order;

▪	Providing for the appointment of one or more inspectors of election to act at shareholders' meetings and make a written report thereof;

▪	Specifying that the Board of Directors from time to time shall, by resolution, set the size of the Board;

▪
Consolidating the provisions regarding the annual meeting, regular meetings and special meetings into one section governing all such meetings and providing that the Board of Directors may determine, from time to time, the time and place of all such meetings;

▪	Eliminating the requirement for the annual choosing of officers;

▪
Permitting the Board of Directors, consistent with the Company's Articles of Incorporation, to act by written consent if signed by a majority of the members of the Board, rather than by all of the directors entitled to vote;

▪
Permitting the Board of Directors to select the Company's President, Secretary, CFO, General Counsel and other Corporate Officers and set their salaries for each fiscal year after considering any recommendations made by the Chief Executive Officer, rather than providing that the Chief Executive Officer select such officers and recommend such salaries subject to ratification by the Board of Directors;

▪
Eliminating the specific indemnification provisions regarding mandatory indemnification, liabilities under the securities acts, presumptions, advance payment of expenses and continuation of indemnification and, instead, providing that directors, officers, committee members, and other persons shall have the rights to indemnification to the fullest extent provided by the MBCA, as amended from time to time, in order to avoid any ambiguity regarding the rights of such persons to indemnification as provided by the MBCA;

▪
Eliminating the provision giving shareholders the right to inspect the corporate minute book and stock records of the corporation at its annual meeting or at any other reasonable time to avoid any ambiguity regarding such rights of shareholders as provided by the MBCA;

▪	Eliminating the limitation preventing the Board of Directors from adopting or amending any bylaw fixing the qualifications, classifications, term of office or number of directors; and

▪	Providing that communications or notices may be made other than by mail.

The foregoing description of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws included as Exhibit 3.4 to this Current Report and incorporated herein by this reference.

As a result of the amendments described above, the Company now has deadlines for the submission by shareholders of nominations for director candidates and for certain shareholder proposals to be brought before the 2009 annual meeting of Shuffle Master shareholders. Any shareholder who intends to nominate a candidate for election to Shuffle Master's Board of Directors or present a proposal at the 2009 annual meeting must deliver a notice of the proposal or nomination to Shuffle Master not earlier than November 26, 2008 and not later than December 26, 2008. Such notice must comply with the applicable requirements of the Amended and Restated Bylaws, which are filed as Exhibit 3.4 to this Current Report.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 3.4 – Amended and Restated Bylaws of Shuffle Master, Inc., effective November 11, 2008

Exhibit 10.26 – Form of Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUFFLE MASTER, INC.

Date: November 13, 2008	By:	/s/ Mark L.Yoseloff
Mark L. Yoseloff
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.4	Amended and Restated Bylaws of Shuffle Master, Inc., effective November 11, 2008
10.26	Form of Indemnification Agreement